Statement of Additional Information (SAI) Supplement

American Century California Tax-Free and Municipal Funds (SAI dated January 1, 2011)
American Century Government Income Trust (SAI dated August 1, 2010)
American Century International Bond Funds (SAI dated November 1, 2010)
American Century Investment Trust (SAI dated August 1, 2010)
American Century Municipal Trust (SAI dated October 1, 2010)
American Century Quantitative Equity Funds, Inc. (SAI dated November 1, 2010)
American Century Target Maturities Trust (SAI dated February 1, 2010)
American Century Variable Portfolios II, Inc. (SAI dated May 1, 2010)

Supplement dated January 15, 2011

The following entry is added to the Independent Trustees or Independent Directors table in the Management section of the SAI (which table, for American Century California Tax-Free and Municipal Funds, appears in Appendix A of the SAI):

Tanya S. Beder

Year of Birth: 1955

Position(s) with the Funds: Trustee

Length of Time Served: Since 2011

Principal Occupation(s) During the Past Five Years: Chairman, SBCC Group Inc. (investment advisory services) (2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present); Chief Executive Officer, Tribeca Global Management LLC (2004 to 2006);

Number of Funds in Fund Complex Overseen by Trustee: 40

Other Directorships Held by Trustee During the Past Five Years: None

Education/Other Professional Experience: BA, Yale University; MBA, Harvard University; formerly Managing Director and Head of Strategic Quantitative Investment Division, Caxton Associates LLC; formerly President and Co-Founder, Capital Market Risk Advisors Inc.; formerly Founder and Chief Executive Officer, SB Consulting Corp.

Additionally, Tanya Beder is added as a member of the Audit and Compliance Committee in the Board Leadership Structure and Standing Board Committees section of the SAI.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.

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